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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 2005 (JUNE 29, 2005)

                              TORCH OFFSHORE, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                               000-32855                                 74-2982117
------------------------------------    -----------------------------------    -----------------------------------------
  (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)             (IRS EMPLOYER IDENTIFICATION NO.)
          INCORPORATION)


       401 WHITNEY AVENUE, SUITE 400 GRETNA, LOUISIANA                                  70056-2596
---------------------------------------------------------------    -----------------------------------------------------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                     (ZIP CODE)



                                 (504) 367-7030
          ------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
          ------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously announced, on January 12, 2005, Torch Offshore, Inc. (the "Company"), and its wholly-owned subsidiaries, Torch Offshore, L.L.C. and Torch Express, L.L.C., each debtors-in-possession under Chapter 11 of the U.S. Bankruptcy Code, entered into an agreement with Regions Bank and Export Development Canada (collectively, the "Lenders") for debtor-in-possession financing (the "DIP Facility"). The DIP Facility was first amended on March 31, 2005. On June 29, 2005 the Bankruptcy Court approved the second amendment to the DIP Facility to, among other things, extend the termination date of the DIP Facility to August 5, 2005. A copy of the Amendment No. 2 to the DIP Facility is filed as Exhibit 10.1 hereto and is incorporated by reference herein.
On June 29, 2005 the Bankruptcy Court also approved the joint motion by the Company and Bridge Associates L.L.C. ("Bridge"). to revoke the termination of Bridge. as chief restructuring advisor to the Company. As a result, the previously announced default under the DIP Facility has been cured.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in Item 1.01 of this Current Report regarding the DIP Facility is incorporated into this Item 2.03 by reference

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


         (c) Exhibits.

Exhibit Number                                   Description
--------------                                   -----------
    10.1                         Amendment no. 2 to Debtor-in-Possession
                        Credit Agreement and Loan Documents dated June 17, 2005




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              TORCH OFFSHORE, INC.


DATE: June 30, 2005                           By: /S/  Robert E. Fulton
                                                  ------------------------------
                                                  Robert E. Fulton
                                                  Chief Financial Officer



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                                  EXHIBIT INDEX

99.1       Amendment no. 2 to Debtor-in-Possession Credit Agreement and Loan
           Documents dated June 17, 2005